UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2006

BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-13817	11-2908692
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

11615 North Houston Rosslyn Houston, Texas		77086
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 931-8884

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On February 8, 2006, the management of Boots & Coots International Well Control, Inc. (the “Company”) delivered a slide presentation relating to the Company’s proposed acquisition of the hydraulic well control business of Oil States International, Inc. to a group of the Company’s shareholders using the presentation materials attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

The information in this Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

Additional Information and Where to Find It

On January 30, 2006, the Company filed a definitive proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission relating to the acquisition of the hydraulic well control business of Oil States International, Inc. (NYSE: OIS). Security holders of the Company are urged to read this document and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information about the Company and the acquisition. Security holders may obtain these documents free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by the Company may be obtained free of charge from the Company’s website at www.bncg.com. Security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the proposed acquisition.

Participants in Solicitation

The executive officers and directors of the Company may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in favor of the approval of the acquisition. Information about the executive officers and directors of the Company and their direct or indirect interests, by security holdings or otherwise, in the acquisition will be set forth in the proxy statement relating to the acquisition when it becomes available. In addition, the executive officers and directors of Oil States may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in favor of the approval of the acquisition. Information concerning Oil States’ directors and executive officers is set forth in Oil States’ proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 14, 2005, and annual report on Form 10-K filed with the SEC on March 2, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to Oil States’ Investor Relations page on its corporate website at www.oilstates.com.

Item 9.01. Exhibits.

(c)	Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:

99.1	Boots & Coots International Well Control, Inc. slide presentation to shareholders first delivered on February 8, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.

Date: February 8, 2005	By:	/s/ Dewitt H. Edwards
Dewitt H. Edwards
Principal Accounting Officer

INDEX TO EXHIBITS

Item	Exhibit

99.1	Boots & Coots International Well Control, Inc. slide presentation to shareholders first delivered on February 8, 2006.